SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2004

Savient Pharmaceuticals, Inc.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey		08816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

	99.1	Press release issued by Savient Pharmaceuticals, Inc. (the “Company”) on February 20, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 20, 2004, the Company announced its financial results for the three months and year ended December 31, 2003.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Sim Fass
Sim Fass
Chief Executive Officer

Dated: February 20, 2004